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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher E. Bell, Senior Vice President and Chief Financial Officer of Willow Grove Bancorp, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (3) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/  Christopher E. Bell
      ------------------------------------
      Christopher E. Bell
      Senior Vice President and Chief Financial Officer

Date: May 14, 2003


                                    RIDER 906

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Willow Grove Bancorp, Inc. and will be retained by Willow Grove Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.